Exhibit 99.1

Exactech Says Q3 Financial Results Below Expectations

Schedules Third Quarter 2010 Earnings Release and Conference Call

GAINESVILLE, FLA. – OCTOBER 18, 2010 — Exactech, Inc. (Nasdaq: EXAC), a developer and producer of bone and joint restoration products for hip, knee, shoulder, spine and biologic materials, said today the company’s financial results for the third quarter ended September 30, 2010 will be below the company’s previously announced guidance with estimated revenues for the third quarter of $42 million. The shortfall is due to greater than expected costs associated with entry into new markets and distribution channel changes internationally. In addition to the impact of these changes on revenue, the company said business in several markets was softer than originally expected.

The company plans to report its third quarter results on November 2. The company will provide full details in its earnings release and third quarter conference call.

President David Petty said, “Although international market expansion affected third quarter performance adversely, we expect these investments to add positively to Exactech’s performance in 2011.”

Exactech’s conference call with CEO Dr. William Petty and other key members of the management team will be held on Wednesday, November 3, 2010 at 10:00 a.m. Eastern Time. The call will cover the company’s third quarter 2010 results. Dr. Petty will open the conference call and a question-and-answer session will follow.

To participate in the call, dial 1-877-941-8418 any time after 9:50 a.m. EDT on November 3. International and local callers should dial 1-480-629-9809. While in conference, if callers should require operator assistance, they can press the star followed by the zero button. This will call an operator to the line.

A live and archived webcast of the call will be available at http://viavid.net/dce.aspx?sid=00007C6F. The webcast will be archived for approximately 90 days.

About Exactech

Based in Gainesville, Fla., Exactech is celebrating its 25th anniversary developing and marketing orthopaedic implant devices, related surgical instruments and biologic materials and services to hospitals and physicians. The company manufactures many of its orthopaedic devices at its Gainesville facility. Exactech’s orthopaedic products are used in the restoration of bones and joints that have deteriorated as a result of injury or diseases such as arthritis. Exactech markets its products in the United States, in addition to more than 30 markets in Europe, Latin America, Asia and the Pacific. Additional information about Exactech, Inc. can be found at http://www.exac.com. Copies of Exactech’s press releases, SEC filings, current price quotes and other valuable information for investors may be found at http://www.exac.com and http://www.hawkassociates.com.

An investment profile on Exactech may be found at http://www.hawkassociates.com/profile/exac.cfm. To receive future releases in e-mail alerts, sign up at http://www.hawkassociates.com/about/alert.

This release contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which represent the company’s expectations or beliefs concerning future events of the company’s financial performance. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include the effect of competitive pricing, the company’s dependence on the ability of third party manufacturers to produce components on a basis which is cost-effective to the company, market acceptance of the company’s products and the effects of government regulation. Results actually achieved may differ materially from expected results included in these statements.

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Investor contacts

Jody Phillips

Chief Financial Officer

352-377-1140

Julie Marshall or Frank Hawkins

Hawk Associates

305-451-1888

E-mail: exactech@hawkassociates.com

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EXACTECH INC.